Exhibit 10.1(c)


                                 LOAN AGREEMENT


        THIS LOAN AGREEMENT, is entered into as of June 29, 2001, by and between STAR CROSS, INC., a Delaware corporation with offices at 65 East 55th Street, 12th Floor, New York, NY 10022 ("Borrower"), and THCG, INC., a Delaware corporation with offices at 512 Seventh Avenue, 17th Floor, New York, NY 10018 (the "Lender").

        WHEREAS, Borrower wishes to borrow $400,000 from Lender, and, subject to the terms and conditions hereof, Lender is willing to make such loan to Borrower; and

        WHEREAS, Borrower will issue its secured promissory note or notes in the form of Schedule A annexed hereto to Lender; and

        WHEREAS, Borrower has agreed to grant Lender a senior security interest in all of the assets of Borrower as more fully described in Section 15 hereof;

        NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein, the parties agree as follows:

        SECTION 1.  AMOUNT AND TERMS OF LOAN.

               1.1 Commitments. Subject to and upon the terms and conditions set forth herein and in reliance upon the representations, warranties and covenants of the Borrower contained herein or made pursuant hereto, Lender agrees to lend to Borrower and Borrower shall borrow from Lender, simultaneously with the execution and delivery of this Agreement, an aggregate principal amount of $400,000 (the "Loan"). The proceeds of the Loan shall be disbursed as set forth on Schedule 1.1 annexed hereto.

               1.2 The Note. The Loan will be evidenced by a promissory note (the "Note") of Borrower substantially in the form of Schedule A. All principal and accrued interest shall be due and payable one year from the date hereof; provided, however, that the maturity date of the Note may be accelerated in the event of a default under that certain license agreement, by and between the Lender and Donald & Co. Securities, Inc. (the "License Agreement")

               1.3 Interest. (a) The Note shall bear interest from the date hereof on the unpaid principal amount thereof at the rate of 12% per annum. All computations of interest shall be made by Lender on the basis of a year consisting of twelve 30 day months, in each case for the actual number of days occurring in the period for which such interest or fee is payable. Each determination by Lender of an interest rate hereunder shall be conclusive and binding for all purposes, absent manifest error. In no event will Lender charge interest at a rate that exceeds the highest rate of interest permissible under any law that a court of competent jurisdiction shall, in a final determination, deem applicable.

                      (b) Effective upon the occurrence of any Event of Default and for so long as any Event of Default shall be continuing, the interest rate shall automatically be increased by four percentage points (4%) per annum (such increased rate, the "Default Rate"), and all outstanding Obligations, including unpaid interest, shall continue to accrue interest from the date of such Event of Default at the Default Rate applicable to such Obligations. 3

                      (c) If any interest or any other payment to Lender under this Agreement becomes due and payable on a day other than a business day, such payment date shall be extended to the next succeeding business day and interest thereon shall be payable at the then applicable rate during such extension.

               1.4 Optional Prepayment. Borrower may prepay the Loan in whole or in part, without the prior written consent of Lender and without any penalty or premium.

        SECTION 2.   CONDITIONS PRECEDENT FOR LOAN.

        The obligation of the Lender to make the Loan to the Borrower hereunder is subject to the fulfillment, to the satisfaction of Lender prior to, or concurrently with, the execution hereof of the conditions listed below.

               2.1 Correctness of Representations and Warranties. (i) The representations and warranties contained in this Agreement shall be true and correct in all respects as of the date hereof; (ii) no Default or Event of Default shall be in existence or shall occur as a result of the Loan, and any event or circumstance shall exist which, with the passage of time or notice or both would constitute an Event of Default hereunder.

               2.2 The Promissory Note. The Borrower shall have delivered to Lender the duly executed Note, substantially in the form of Schedule A attached hereto, in the aggregate principal amount of the Loan.

               2.3 Pledge of Stock. The Borrower shall have duly executed and delivered to Lender the Pledge Agreement, substantially in the form of Schedule B attached hereto, whereby Borrower shall pledge to Lender all of the capital stock of Donald & Co. Securities, Inc. held by Borrower.

               2.4 Financing Statements. The Borrower shall have duly executed and delivered to Lender the Security Agreement, substantially in the form of Schedule C


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


attached hereto (the "Security Agreement) and UCC-1 or other financing and security statements describing the collateral herein.

               2.5 Certificate of Incumbency of Lender. The Lender shall have received a certificate of incumbency of Borrower, substantially in the form of Exhibit A attached hereto, signed by the Secretary or Assistant Secretary of Borrower, which certificate shall certify the names of the officers of Borrower authorized to execute any documents hereunder or under any other related document on behalf of Borrower, together with specimen signatures of such officers, and the Lender may conclusively rely on such certificate until receipt of a further certificate of the Secretary or Assistant Secretary of Borrower canceling or amending the prior certificate and submitting the signatures of the officers named in such further certificate.

               2.6 Resolutions. The Lender shall have received a certified copy of all corporate proceedings of Borrower evidencing that all action required to be taken in connection with the authorization, execution, delivery and performance of this Agreement, the Security Agreement and the Note and the transactions contemplated hereby and thereby have been duly taken.

               2.7 Material Adverse Change. No material adverse change in the business, financial condition or operations of Borrower shall have occurred since May 31, 2001, as reflected in the unaudited financial statements dated May 31, 2001 attached hereto on Schedule 2.7.

               2.8 Documentation. The Lender shall have received the following documents (collectively, the "Loan Documents"), duly executed and delivered where appropriate, all in form and substance satisfactory to the Lender, including, without limitation:

                      (i)    This Agreement;
                      (ii)   The Security Agreement;
                      (iii)  The Note; and
                      (iv)   The Stock Pledge Agreement.

               2.09 Security Interest. All filings, recordings and other actions deemed necessary or desirable by the Lender in order to establish, protect, preserve and perfect the security interest of the Lender in the Collateral as a security interest shall have been duly effected, including, without limitation, the execution and delivery to Lender by Borrower of the Security Agreement, the filing of financing statements and the recordation of landlord and/or mortgagee 5 waivers or disclaimers and/or severance agreements, all in form and substance satisfactory to the Lender, and all fees, taxes and other charges relating to such filings and recordings shall have been paid by Borrower.


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


               2.10 Opinion of Counsel. Lender shall have received an opinion of counsel of Borrower with respect to the Loan Documents in form and substance satisfactory to Lender.

               2.11 Financial Statements. Lender shall have received audited financial statements of Donald & Co., Securities, Inc. for the fiscal years ended September 30, 1998, 1999 and 2000 and unaudited financial statements for the three months ended March 31, 2001. Lender shall have received unaudited financial statements of Borrower for the five months ended May 31, 2001.

               2.12 Other Documents and Information. Lender shall have received from Borrower, in form and substance reasonably satisfactory to it, such other documents and information as it shall reasonably request.

               2.13 Legal Matters. All legal matters with respect to, and all legal documents executed in connection with, the transactions contemplated by this Agreement shall be reasonably satisfactory to counsel for Lender.

               2.14 Solvency. Lender shall have received from Borrower a certificate signed by Borrower's Chief Financial Officer, that after giving effect to the transactions contemplated hereunder, the Borrower will be solvent, able to pay is debts as they mature, have capital sufficient to carry on its business and all businesses in which it is about to engage, and the fair present saleable value of its assets, calculated on a going concern basis, will be in excess of the amount of its liabilities.

        SECTION 3.  BORROWER'S REPRESENTATIONS AND WARRANTIES.

        To induce the Lender to enter into the transactions provided for herein, Borrower represents and warrants to Lender that:

               3.1 Due Incorporation. The Borrower: (i) is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware; (ii) has all requisite corporate power, and has all material governmental licenses, authorizations, consents and approvals necessary to own its assets and carry on its business as now being or as proposed to be conducted; and (iii) is duly qualified to do business and in good standing in all jurisdictions where its ownership or lease of property or the conduct of its business requires such qualification necessary, except where the failure to be so qualified would not have a material adverse effect on the assets, liabilities, financial condition, operations, business or prospects of the Borrower (a "Material Adverse Effect").


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


               3.2 Subsidiaries. The Borrower has no subsidiaries other than Donald & Co.Securities, Inc.

               3.3 Executive Offices; Corporate or Other Names. The Borrower's chief executive office is located at 65 East 55th Street, 12th Floor, New York, NY. The Borrower has no other corporate offices, warehouses, other locations of Collateral or locations where records with respect to Collateral are kept (including in each case the county of such locations). During the past five years, other than under its current corporate name, Borrower has not been known by or conducted business under any other name.

               3.4 Legal Proceedings. There is no legal or arbitral action, suit, claim, investigation or proceeding or any proceedings by or before any governmental or regulatory authority or agency, now pending or threatened by or against the Borrower except. Borrower shall notify Lender promptly in writing upon learning of the existence, threat or commencement of any action, suit, investigation or proceeding against Borrower.

               3.5 No Defaults. Borrower is not in default, and no event or condition exists which after the giving of notice or lapse of time or both would constitute an event of default, under any mortgage, indenture, contract, agreement, judgment or other undertaking to which Borrower is a party or which is binding upon Borrower or upon any of its assets, except for any such default, event or condition which, individually or in the aggregate, would not affect Borrower's ability to perform its obligations under this Agreement, the Note, the Security Agreement or the Warrant (collectively, the "Loan Documents") or any such mortgage, indenture, contract, agreement, judgment or other undertaking.

               3.6 No Conflicts. None of the execution and delivery of this Agreement and or the other Loan Documents or the consummation of the transactions herein contemplated nor the compliance with the terms and provisions hereof or thereof will violate, conflict with or result in a breach of, or require any consent under, the charter or by-laws of the Borrower, or any applicable law or regulation, or any order, writ, judgment, injunction or decree of any court or governmental authority or agency, or any agreement, mortgage, indenture, contract, instrument or other undertaking to which the Borrower is a party or by which it or its property or assets is bound or to which it or its property or assets is subject, or constitute a default under any such agreement or instrument, or result in the creation or imposition of any lien upon any of the revenues, properties or assets of the Borrower pursuant to the terms of any such agreement or instrument.

               3.7 Corporate Power and Authority. The Borrower has all necessary corporate power and authority to execute, deliver and perform its Obligations under this


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


Agreement and the other Loan Documents; the execution, delivery and performance by the Borrower of this Agreement and the other Loan Documents have been duly authorized by all necessary corporate action on its part; and this Agreement and the other Loan Documents have been duly and validly executed and delivered by the Borrower and each constitute its legal, valid and binding obligation, enforceable in accordance with their respective terms.

               3.8 Enforceability. This Agreement and the other Loan Documents constitute the legal, valid and binding obligations of Borrower enforceable in accordance with their respective terms, except as may be limited by bankruptcy, insolvency, or other similar laws affecting the enforcement or creditor's rights in general.

               3.9 Security Interest. On the Closing Date the Lender shall have a legal, valid and continuing first priority security interest in the Collateral, prior and superior to all other Liens, and all filings, recordings or other actions necessary or desirable in order to establish, protect and perfect such security interest in the Lender as a perfected first priority security interest in the Collateral will have been duly effected, and all taxes, fees and other charges in connection therewith shall have been duly paid.

               3.10 Consents. No authorizations, approvals or consents of, and no filings or registrations with, any governmental or regulatory authority or agency are necessary for the execution, delivery or performance by the Borrower of this Agreement or the other Loan Documents.

               3.11 Credit Agreements. The Borrower is not party to any credit agreement, loan agreement, indenture, purchase agreement, guarantee or other arrangement providing for or otherwise relating to any indebtedness or any extension of credit (or commitment for any extension of credit) to, or guarantee by, the Borrower, other than Capital Lease Obligations and the indebtedness set forth on Schedule 3.11.

               3.12 Franchises, Patents, Copyrights, etc. The Borrower possesses all franchises, patents, copyrights, trademarks, trade names, licenses, permits and rights in respect of the foregoing, adequate for the conduct of its business substantially as now conducted or proposed to be conducted without conflict with any rights of others.

               3.13 No Materially Adverse Contracts, etc. The Borrower is not subject to any charter, corporate or other legal restriction, or any judgment, decree, order, rule or regulation or any contract or agreement that has or is expected in the future to have a Material Adverse Effect.

               3.14 Tax Status. The Borrower (i) has made or filed all Federal, state and local and all other tax returns, reports and declarations required by any jurisdiction


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


to which the Borrower is subject, (ii) has paid all federal, state and local income, franchise, sales, use, property, excise and other taxes (including interest and penalties and including estimated tax installments where required to be filed and paid) due with respect to the Borrower and any other governmental assessments and charges required to paid, except those being contested in good faith and by appropriate proceedings and (iii) has set aside on its books provisions reasonably adequate in accordance with generally accepted accounting principles for the payment of all taxes for periods subsequent to the periods to which such returns, reports or declarations apply. There are no unpaid taxes claimed to be due by the taxing authority of any jurisdiction which, if not paid, would have a Materially Adverse Effect, and the officers of the Borrower know of no basis for any such claim. No federal, state or local income tax returns of Borrower have been examined or reported upon by any appropriate taxing authority and no such actions are pending with respect to any such return of Borrower. No extensions have been granted with respect to any of Borrower's returns or reports.

               3.15 Absence of Financing Statements, etc. There is no financing statement, security agreement, chattel mortgage, real estate mortgage or other document filed or recorded with any filing records, registry or other public office, that purports to cover, affect or give notice of any present or possible future lien on, or security interest in, any assets or property of the Borrower or any rights relating thereto, other than Capital Lease Obligations, or as set forth on Schedule 3.15.

               3.16 Certain Transactions. Except as set forth on Schedule 3.16, none of the officers, directors, or employees of the Borrower is presently a party to any transaction with the Borrower (other than for services as employees, officers and directors), including any contract, agreement or other arrangement providing for the furnishing of services to or by, providing for rental of real or personal property to or from, or otherwise requiring payments to or from any officer, director or such employee or, to the knowledge of the Borrower, any Person in which any officer, director or any such employee has a material interest or is an officer, director, trustee or partner.

               3.17 Employment Agreements. The Borrower is not party to any employment agreements or other agreements providing for compensation to its officers, directors and affiliates other than as described on Schedule 3.17 attached hereto, copies of which have been previously provided to Lender. Attached hereto a Schedule 3.17(a) is a complete list of the employees of the Company as of the date hereof.

               3.18 Financial Statements. The balance sheets of Donald & Co., Securities, inc. as at (i) September 30, 1998, September 30, 1999 and September 30, 2000 and (ii) March 31, 2001, and the related statements of income, retained earnings and changes in financial position (or of cash flow, as the case may be) of the Borrower for the periods then ended, and the balance sheet of the Borrower as at May 31, 2001, and the related statement of income, retained earnings and changes in financial position


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


for the period then ended, previously delivered to Lender, have been prepared from the books and records of the Borrower and Donald & Co., Securities, Inc., respectively, in accordance with GAAP and are complete and correct and fairly present the financial condition of the Borrower and Donald & Co., Securities, Inc. as at said date, and its operations for the periods ended on said dates. The Borrower and Donald & Co., Securities, inc. have no contingent liabilities, liabilities for taxes, unusual forward or long-term commitments, or unrealized or anticipated losses from any unfavorable commitments, except as referred to or reflected or provided for in said balance sheets as at said dates that will have a Material Adverse Effect. 9

               3.19 No Material Changes, etc. Since September 30, 2000, there has occurred no event or circumstance which has had or would have a Material Adverse Effect. Since September 30, 2000, the Borrower has operated in the ordinary course and has not incurred any liabilities, except those consistent with past practices which either singly or in the aggregate will not have a Material Adverse Effect.

               3.20 Authorized Capital. The authorized capital of the Borrower consists of 5,000,000 shares of Common Stock, $.001 par value. As of the date hereof, there are [65,587] shares of Common Stock issued and outstanding.

               3.21 No False or Misleading Statements. No statement made in this Agreement, the Note, any Loan Document or other written statement furnished by or on behalf of Borrower under any Loan Document, or to induce Lender to execute the Loan Documents, contains any untrue statement of material fact or omits to state any material fact required to be stated therein or necessary to make the statements made therein no misleading, in light of the circumstances under which they are made.

               3.22 Regulation T. No part of the proceeds of the Note will be utilized to purchase or carry any "margin stock" (as defined by the Federal Reserve Board Regulation U) or to extend credit to others for the purpose of purchasing or carrying any margin stock.

               3.23 Insurance. Schedule 3.23 lists all insurance of any nature maintained for current occurrences by Borrower, as well as a summary of the terms of such insurance. Borrower shall deliver to Lender certified copies and endorsements to all of its and those of its Subsidiaries (a) "All Risk" and business interruption insurance policies naming Lender loss payee, and (b) general liability and other liability policies naming Lender as an additional insured. All policies of insurance on real and personal property will contain an endorsement, in form and substance acceptable to Lender, showing loss payable to Lender (Form 438 BFU or equivalent) and extra expense and business interruption endorsements. Such endorsement, or an independent instrument furnished to Lender, will provide that the insurance companies will give Lender at least 30 days prior written notice before any such policy or policies of insurance shall be


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


altered or canceled and that no act or default of any Borrower or any other Person shall affect the right of Lender to recover under such policy or policies of insurance in case of loss or damage. Borrower shall direct all present and future insurers under its "All Risk" policies of insurance to pay all proceeds payable thereunder directly to Lender. If any insurance proceeds are paid by check, draft or other instrument payable to Borrower and Lender jointly, Lender may endorse Borrower's name thereon and do such other things as Lender may deem advisable to 11 reduce the same to cash. Lender reserves the right at any time, upon review of Borrower's risk profile, to require additional forms and limits of insurance.

               3.24. Deposit and Disbursement Accounts. Schedule 3.24 lists all banks and other financial institutions at which any Borrower maintains deposits and/or other accounts, and such Schedule correctly identifies the name, address and telephone number of each such depository, the name in which the account is held, a description of the purpose of the account, and the complete account number.

               3.25 Compliance with Laws. Neither the Borrower nor any of its officers or directors has received written notice, which remains pending, of default or violation, nor to the best of the Borrower's knowledge is the Borrower or its officers or directors in default or in violation, with respect to any judgment, order, writ, injunction, decree, demand or assessment issued against any of the by any court of any federal, state, municipal or other governmental agency, board, commission, bureau, instrumentality or department, domestic or foreign, relating to any material aspect of the Borrower, its business or its assets and properties.

        SECTION 4.  TAXES AND CHARGES.

        Borrower agrees to pay prior to delinquency, all taxes, charges, liens and assessments, if any, against the Collateral, and upon the failure of Borrower to do so, Lender, at its option, may pay any of them and shall be the sole judge of the legality or validity thereof and the amount necessary to discharge the same. Any such payment by Lender shall be immediately due and payable by Borrower to Lender and shall become part of the Obligations evidenced by the Note and secured by the Collateral. The Lender shall not have any duty or obligation to pay any such taxes, charges, liens and assessments, if any, against the Collateral.

        SECTION 5.  COVENANTS OF BORROWER.

        Borrower covenants and agrees that from and after the date hereof and so long as the Note or any other obligation of the Borrower under the Loan Documents is outstanding:


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               5.1 Notices. Borrower will promptly give written notice to the
Lender of (i) the occurrence of any Default or Event of Default; (ii) the commencement or threat of any material litigation or proceedings affecting Borrower, the Guarantor or the Collateral; and (iii) any dispute between Borrower or the Guarantor and any governmental regulatory body or other party that involves any of the Collateral or that might materially interfere with the normal business operations and financial condition of Borrower or the Guarantor.

               5.2 Laws, Obligations; Operations. Borrower will (i) duly observe and conform to all requirements of any governmental authorities relating to the conduct of its business or to its properties or assets; (ii) maintain its existence as a legal entity and obtain and keep in full force and effect all rights, franchises, licenses and permits which are necessary to the proper conduct of its business; (iii) obtain or cause to be obtained as promptly as possible any governmental, administrative or agency approval and make any filing or registration therewith which at the time shall be required with respect to the performance of its obligations under this Agreement or the operation of its business; and (iv) pay all fees, taxes, assessments and governmental charges or levies imposed upon any of the Collateral, and shall use its best efforts to ensure that the Guarantor shall do likewise.

               5.3 Further Assurances. Borrower will promptly, at any time and from time to time, at its sole expense, execute and deliver to the Lender any other instruments or documents which the Lender may from time to time reasonably request in order to further carry out the intent and purpose of this Agreement and the other Loan Documents and to establish and protect the rights, interests and remedies created, or intended to be created, in favor of Lender hereby and thereby, including, without limitation, the execution, delivery, recordation and filing of financing statements and continuation statements and the execution and delivery of assignments of any Leases entered into in the future (with appropriate lessor consents). Borrower hereby authorizes the Lender, in such jurisdictions where such action is authorized by law and any Collateral is located, to effect any such recordation or filing of financing statements and continuation statements and the execution and delivery of assignments of any leases entered into in the future (with appropriate lessor consents). Borrower hereby authorizes the Lender, in such jurisdictions where such action is authorized by law and any Collateral is located, to effect any such recordation or filing of financing statements without the signature of Borrower thereon and to file as valid financing statements in the applicable financing statement records, photocopies hereof and of any other financing statement executed in connection herewith. Borrower will pay, or reimburse the Lender for, any and all fees, costs and expenses of whatever kind or nature incurred in connection with the creation, preservation and protection of the security interest in the Collateral, including, without limitation, all fees and taxes in connection with the recording or filing of instruments and documents in public offices, payments or discharge of any taxes or liens upon or in respect of the Collateral, premiums for


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


insurance with respect to the Collateral and all other fees, costs and expenses in connection with protecting, maintaining or preserving the Collateral and the Lender's interests therein, whether through judicial proceedings or otherwise, or in connection with defending or prosecuting any actions, suits or proceedings arising out of or related to the Collateral; and all such amounts that are paid by the Lender, shall, until reimbursed by Borrower, constitute obligations of Borrower secured by the Collateral.

               5.4 No Disposition of Collateral. Borrower will not sell, convey, transfer, exchange, lease or otherwise enter into any contract or agreement to do any of the foregoing or attempt or offer to do any of the foregoing

               5.5 Borrower's Title; Security Interests; Personal Property. Borrower will warrant and defend its good and marketable title to the Collateral, and the security interest in the Collateral created hereby against all claims and demands whatsoever. Borrower agrees that the Collateral shall be and at all times remain separately identifiable personal property. Borrower shall, at its expense, take such action (including the obtaining and recording of waivers) as may be necessary to prevent any third party from acquiring any right to or interest in the Collateral by virtue of the Collateral being deemed to be real property or a part of real property or a part of other personal property, and if at any time any person shall claim any such right or interest, Borrower shall, at its expense, cause such claim to be waived in writing or otherwise eliminated to the Lender's satisfaction within 30 days after such claim shall have first become known to Borrower.

               5.6 Additional Indebtedness. Shall not create, incur, or suffer to exist any indebtedness.

               5.7 Business Operations. Shall not change its primary lines of businesses and until all obligations due Lender are repaid Borrower will operate its business in the ordinary course and shall maintain its personal property and assets.

               5.8 Merger or Consolidation. Shall not (i) enter into any merger or consolidation, (ii) liquidate, wind up its affairs or dissolve, or (iii) except in the ordinarycourse of business, convey, sell, lease, transfer or otherwise dispose of, or purchase or otherwise acquire, any business, assets, capital stock or other property without the express written consent of the Lender, which consent may be withheld at the Lender's sole discretion.

               5.9 Executive Compensation. Shall not in any manner increase the compensation of its existing officers, directors and affiliates from the levels set forth on Schedule 5.9 annexed hereto.

               5.10 Principal Place of Business; Name of Business. Shall maintain its chief executive office in the location currently maintained, or 512 Seventh Avenue,


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New York, NY, or at such other place as the Borrower shall designate upon written notice to the Lender, where notices, presentations and demands to or upon the Borrower in respect to this Agreement or the Note may be given or made, and shall not change its name or address from that set forth above unless it shall have given Lender no less than thirty (30) days prior written notice thereof.

               5.11 Corporate Records. Shall (i) keep true and accurate records and books of account in which proper entries will be made in accordance with GAAP and (ii) maintain adequate accounts and reserves for all taxes (including income taxes), depreciation, depletion, obsolescence and amortization of its properties, contingencies, and other reserves, in each case in accordance with GAAP.

               5.12 Maintenance of Corporate Existence. Shall do or cause to be done all things necessary to preserve and keep in full force and effect its corporate existence, rights and franchises. It will (i) cause all of its properties used or useful in the conduct of its business to be maintained and kept in good condition, repair and working order and supplied with all necessary equipment, (ii) cause to be made all necessary repairs, renewals, replacements, betterments and improvements thereof, all as in the judgment of the Borrower may be necessary so that the business carried on in connection therewith may be properly and advantageously conducted at all times, and (iii) continue to engage primarily in the businesses now conducted by it and in related businesses.

               5.13 Insurance. Shall maintain with financially sound and reputable insurers insurance with respect to its properties and business against such casualties and contingencies as shall be in accordance with the general practices of businesses engaged in similar activities in similar geographic areas and in amounts, containing such terms, in such forms and for such periods as may be reasonable and prudent.

               5.14 Taxes. Shall duly pay and discharge, or cause to be paid and discharged, before the same shall become overdue, all taxes, assessments and other governmental charges imposed on it and its real properties, sales and activities, or any part thereof, or upon the income or profits therefrom, as well as all claims for labor, materials, or supplies that if unpaid might by law become a Lien upon any of its property or assets other than the Disputed Taxes.

               5.15 Examination of Books and Records. Shall permit the Lender to visit and inspect any of the properties of the Borrower to examine the books of account of the Borrower (and to make copies thereof and extracts therefrom), and to discuss the affairs, finances and accounts of the Borrower with, and to be advised as to the same by, its and their officers, at all such reasonable times and intervals as the Lender may reasonably request.

               5.16 Compliance with Laws. Shall comply in all material respects with (i) all laws and regulations applicable to its business wherever it is conducted, including all Environmental Laws and ERISA, (ii) the provisions of its charter documents and by-laws, (iii) all agreements and instruments by which it or any of its properties may be bound and (iv) all applicable decrees, orders and judgments.

               5.17 Indemnification. Shall indemnify and hold Lender, its successors, assigns, officers, directors, stockholders and affiliates, harmless from and against any and all claims, losses, liabilities, damages, judgments, suits, and all legal proceedings, and all costs and expenses in connection therewith (including reasonable attorneys fees) arising out of or in any manner connected with the manufacture, purchase, ownership, possession, use, or maintenance of any of the Collateral, including, without limitation, claims for injury to or death of persons or damage to property resulting from hazardous substances which are found at the locations where any of the Collateral is or will be installed, or which are produced as a result of or in connection with the operation of the Collateral.

               5.18 No Impairment of Collateral. Shall not permit the name of any person, association or corporation to be placed on the Collateral as a designation that might be interpreted as a claim of interest in the Collateral;

        SECTION 6.  EVENTS OF DEFAULT.

        At the option of Lender and without necessity of demand or notice, all or any part of the Obligations shall immediately become due and payable irrespective of any agreed maturity upon the happening of any of the following events of default ("Events of Default"):

               6.1 A default in the payment of any amount under the Note, when and as the same shall become due and payable.

               6.2 A default in the performance or a breach of any of the covenants of the Borrower contained in this Agreement and continuance of such default or breach for a period of 30 days.

               6.3 A default or event of default which remains uncured following any applicable cure period shall have occurred with respect to any Senior Debt or Junior Unsecured Indebtedness.

               6.4 Any representation, warranty or certification made by the Borrower pursuant to the Note, this Agreement or any Loan Document, or in any written statement provided pursuant hereto or thereto, shall prove to have been false or misleading as of the date made or thereafter in any material respect.

               6.5 A final judgment or judgments for the payment of money in excess of $25,000 in the aggregate shall be rendered by one or more courts, administrative or arbitral tribunals or other bodies having jurisdiction over the Borrower or any Subsidiary unless the same shall be (i) fully covered by insurance and the issuer(s) of the applicable policies shall have acknowledged full coverage in writing within fifteen (15) days of judgment, or (ii) discharged (or provision shall have been made for such discharge), stayed, bonded, paid or discharged within a period of 30 days from the date of entry thereof.

               6.6 There shall be commenced against Borrower any Litigation seeking issuance of a warrant of attachment, execution, distraint or similar process against all or any substantial part of its assets which results in the entry of an order for any such relief which remains unstayed or undismissed for thirty (30) consecutive days; or Borrower shall have concealed, removed or permitted to be concealed or removed, any part of its property with intent to hinder, delay or defraud any of its creditors or made or suffered a transfer of any of its property or the incurring of an obligation which may be fraudulent under any bankruptcy, fraudulent transfer or other similar law.

               6.7 The entry of a decree or order by a court having jurisdiction adjudging the Borrower or any Subsidiary bankrupt or insolvent, or approving a petition seeking reorganization, arrangement, adjustment or composition of or in respect of the Borrower or any Subsidiary, under federal bankruptcy law, as now or hereafter constituted, or any other applicable federal or state bankruptcy, insolvency or other similar law, and the continuance of any such decree or order unstayed and in effect for a period of 45 days; or the commencement by the Borrower or any Subsidiary of a voluntary case under federal bankruptcy law, as now or hereafter constituted, or any other applicable federal or state bankruptcy, insolvency or other similar law, or the consent by it to the institution of bankruptcy or insolvency proceedings against it, or the filing by it of a petition or answer or consent seeking reorganization or relief under federal bankruptcy law or any other applicable federal or state law, or the consent by it to the filing of such petition or to the appointment of a receiver, liquidator, assignee, trustee, sequestrator or similar official of the Borrower or any Subsidiary or of any substantial part of its property, or the making by it of an assignment for the benefit of creditors, or the admission by it in writing of its inability to pay its debts generally as they become due, or the taking of corporate action by the Borrower or any Subsidiary in furtherance of any such action.

               6.8 A default under, cancellation of or other invalidity or termination of the License Agreement by and between Donald & Co. Securities, Inc. and Holder to be entered into by and between the parties hereto.

        SECTION 7.  REMEDIES.

               7.1 Upon the occurrence of an Event of Default referred to in Sections 6.1, 6.6, 6.7 or 6.8, the Note shall become and be due and payable immediately, without presentation, demand, protest or other formalities of any kind, all of which are expressly waived by the Borrower. Upon the occurrence of an Event of Default other than one referred to in Sections 6.1, 6.6, 6.7 or 6.8, the Lender may declare, by written notice to the Borrower, all amounts due under the Note to be due and payable immediately, and upon such declaration the same shall become due and payable immediately, without presentation, demand, protest or other formalities of any kind, all of which are expressly waived by the Borrower.

               7.2 The Lender may institute such actions or proceedings in law or equity as it shall deem expedient for the protection of its rights and may prosecute and enforce its claims against all assets of the Borrower, and in connection with any such action or proceeding shall be entitled to receive from the Borrower payment of the principal amount of the Note plus accrued interest to the date of payment plus reasonable expenses of collection, including, without limitation, attorneys' fees and expenses.

               7.3 Without limiting the generality of the foregoing, Borrower expressly agrees that upon the occurrence of any Event of Default, Lender may collect, receive, assemble, process, appropriate and realize upon the Collateral, or any part thereof, and may forthwith sell, lease, assign, give an option or options to purchase or otherwise dispose of and deliver said Collateral (or contract to do so), or any part thereof, in one or more parcels at public or private sale or sales, at any exchange at such prices as it may deem best, for cash or on credit or for future delivery without assumption of any credit risk. Lender shall have the right upon any such public sale, to the extent permitted by law, to purchase for the benefit of Lender the whole or any part of said Collateral so sold, free of any right of equity of redemption, which right Borrower hereby releases. Such sales may be adjourned or continued from time to time with or without notice. Lender shall have the right to conduct such sales on Borrower's premises or elsewhere and shall have the right to use Borrower's premises without rent or other charge for such sales or other action with respect to the Collateral for such time as Lender deems necessary or advisable.

               7.4 Upon the occurrence and during the continuance of an Event of Default and at Lender's request, Borrower further agrees to assemble the Collateral and make it available to Lender at places which Lender shall reasonably select, whether at its premises or elsewhere. Until Lender is able to effect a sale, lease, or other disposition of the Collateral, Lender shall have the right to complete, assemble, use or operate the Collateral or any part thereof, to the extent that Lender deems appropriate, for the purpose of preserving such Collateral or its value or for any other purpose.

Lender shall have no obligation to Borrower to maintain or preserve the rights of Borrower as against third parties with respect to any Collateral while such Collateral is in the possession of Lender. Lender may, if it so elects, seek the appointment of a receiver or keeper to take possession of any Collateral and to enforce any of Lender's remedies with respect thereto without prior notice or hearing. To the maximum extent permitted by applicable law, Borrower waives all claims, damages and demands against Lender, its Affiliates, agents, and the officers and employees of any of them arising out of the repossession, retention or sale of any Collateral except such as are determined in a final judgment by a court of competent jurisdiction to have arisen solely out of the gross negligence or willful misconduct of such Person. Borrower agrees that ten (10) days prior notice by Lender to Borrower of the time and place of any public sale or of the time after which a private sale may take place is reasonable notification of such matters. Borrower shall remain liable for any deficiency if the proceeds of any sale or disposition of the Collateral are insufficient to pay all amounts to which Lender is entitled.

               7.5 Lender's rights and remedies under this Agreement shall be cumulative and nonexclusive of any other rights and remedies which Lender may have under any Loan Document or at law or in equity. Recourse to the Collateral shall not be required. All provisions of this Agreement are intended to be subject to all applicable mandatory provisions of law that may be controlling and to be limited, to the extent necessary, so that they do not render this Agreement invalid or unenforceable, in whole or in part.

        SECTION 8.  WAIVERS.

        To the fullest extent permitted by law, Borrower hereby waives: (a) presentment, demand, notice, protest, notice of presentment, dishonor, intent to accelerate, acceleration, default, nonpayment, maturity, compromise, settlement, Collateral received, delivered or repossessed, extension or renewal of any or all Loan Documents or the Note, or other action taken in reliance hereon, and all other demands and notices of any description; (b) all rights to notice and a hearing prior to Lender's taking possession or control of, or to 23 Lender's replevy, attachment or levy upon, any Collateral or any bond or security which might be required by any court prior to allowing Lender to exercise any of its remedies; and (c) the benefit of all valuation, appraisal and exemption laws. Borrower acknowledges that it has been advised by counsel of its choices and decisions with respect to this Agreement, the other Loan Documents and the transactions evidenced hereby and thereby. Lender may exercise its rights with respect to Collateral without resorting or regard to other collateral or sources of reimbursement for Obligations. The Lender shall not be deemed to have waived any of its rights in respect of the Obligations or Collateral unless such waiver be in writing and signed by the Lender.

        SECTION 9.  PROCEEDS OF COLLATERAL.

        The proceeds of any sale, disposition or other realization upon any of the Collateral and all sums received or collected by Lender from or on account of the Collateral shall be applied by Lender in such order as Lender may deem advisable in its sole discretion and after the indefeasible payment and satisfaction in full in cash of all of the Obligations, and after the payment by Lender of any other amount required by any provision of law, including Section 9-504(1)(c) of the Code (but only after Lender has received what Lender considers reasonable proof of a subordinate party's security interest), the surplus, if any, shall be paid to Borrower or its representatives or to whomsoever may be lawfully entitled to receive the same, or as a court of competent jurisdiction may direct. Borrower shall remain liable to Lender for any indebtedness, advances, costs, charges and expenses, together with interest thereon remaining unpaid and shall pay the same immediately to Lender.

        SECTION 10.   DEFINITION OF BORROWER.

        The term "Borrower" as used throughout this Agreement shall include (a) the respective successors and assigns of Borrower; and (b) any individual, association, trust, partnership, corporation, or other entity to which all or substantially all of the business or assets of Borrower shall have been transferred or with or into which Borrower shall have been merged, consolidated, reorganized or absorbed.

        SECTION 11.   CONTINUING AGREEMENT.

        This is a continuing agreement and all the rights, powers and remedies of Lender hereunder shall continue to exist unless (a) all Obligations shall have been paid in full, or (b) Lender, upon request of Borrower, has executed a termination statement. Otherwise this Agreement shall continue irrespective of the fact that any or all of the Obligations may have become barred by any statute of limitations or that the liability of Borrower may have ceased, and notwithstanding the incapacity, insolvency or bankruptcy of Borrower or any other event or proceeding affecting Borrower. The rights, powers and remedies of Lender hereunder shall be in addition to all rights, powers and remedies given by statute (including, without limitation, the Uniform Commercial Code) or rule of law and regardless of whether or not the Uniform Commercial Code is in effect in the jurisdiction where such rights, powers and remedies are asserted.

        SECTION 12.   MAXIMUM INTEREST.

        All agreements between Borrower and Lender are hereby expressly limited so that in no contingency or event whatsoever, whether by reason of deferment in accordance with this Agreement or advancement of the loan proceeds, acceleration of maturity of the Obligations, or otherwise, shall the amount paid or agreed to be paid to Lender for the use, forbearance or detention of the money to be loaned hereunder exceed the maximum permissible under applicable law. If, from any circumstance whatsoever, fulfillment of any provision hereof, at the time performance of such provision shall be due, shall involve transcending the limit of validity prescribed by law, then, ipso facto, the obligation to be fulfilled shall be reduced to the limit of such validity, and if from any circumstance Lender should ever receive as interest an amount which would exceed the highest lawful rate, such amount which would be excessive interest shall be applied to the reduction of the principal of the Obligations and not to the payment of interest. This provision shall control every other provision of all agreements between Borrower and Lender.

        SECTION 13.   SUCCESSORS AND ASSIGNS.

        Each Loan Document shall be binding on and shall inure to the benefit of Borrower, Lender, and their respective successors and assigns, except as otherwise provided herein or therein. Borrower may not assign, transfer, hypothecate, delegate or otherwise convey its rights, benefits, obligations or duties under any Loan Document without the prior express written consent of Lender. Any such purported conveyance by Borrower without the prior express written consent of Lender shall be void. There shall be no third party beneficiaries of any of the terms and provisions of any of the Loan Documents. Lender reserves the right at any time to create and sell participations in the Loans and the Loan Documents and to sell, transfer or assign any or all of its rights in the Loans and under the Loan Documents.

        SECTION 14.   MISCELLANEOUS.

               14.1 Complete Agreement; Modification of Agreement. This Agreement and the other Loan Documents constitute the complete agreement between the parties with respect to the subject matter hereof and thereof, and supersede all prior agreements, commitments, understandings or inducements (oral or written, expressed or implied). No Loan Document may be modified, altered or amended except by a written agreement signed by Lender and Borrower.

               14.2 Expenses. Borrower and Lender shall each be responsible for their own costs and expenses in connection with the transactions contemplated hereby.

               14.3 No Waiver. Neither Lender's failure, at any time, to require strict performance by any Borrower of any provision of any Loan Document, nor Lender's failure to exercise, nor any delay in exercising, any right, power or privilege hereunder, shall operate as a waiver thereof or waive, affect or diminish any right of Lender thereafter to demand strict compliance and performance herewith. No single or partial exercise of any right, power or privilege hereunder shall preclude any other or future exercise thereof or the exercise of any other right, power or privilege. Any suspension or waiver of a Default or other provision under the Loan Documents shall not suspend, waive or affect any other Default or other provision under any Loan Document, and shall not be construed as a bar to any right or remedy which Lender would otherwise have had on any future occasion. None of the undertakings, indemnities, agreements, warranties, covenants and representations of Borrower to Lender contained in any Loan Document and no Default by Borrower under any Loan Document shall be deemed to have been suspended or waived by Lender, unless such waiver or suspension is by an instrument in writing signed by an officer or other authorized employee of Lender and directed to Borrower specifying such suspension or waiver (and then such waiver shall be effective only to the extent therein expressly set forth), and Lender shall not, by any act (other than execution of a formal written waiver), delay, omission or otherwise, be deemed to have waived any of its rights or remedies hereunder.

               14.4 Severability; Section Titles. Wherever possible, each provision of the Loan Documents shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of any Loan Document shall be prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of such Loan Document.

               14.5 Authorized Signature. Until Lender shall be notified in writing by Borrower to the contrary, the signature upon any document or instrument delivered pursuant hereto and believed by Lender or any of Lender's officers, agents, or employees to be that of an officer of Borrower shall bind Borrower and be deemed to be the act of Borrower affixed pursuant to and in accordance with resolutions duly adopted by Borrower's Board of Directors, and Lender shall be entitled to assume the authority of each signature and authority of the person whose signature it is or appears to be unless the person acting in reliance thereon shall have actual knowledge to the contrary.

               14.6 Notices. Except as otherwise provided herein, whenever any notice, demand, request or other communication shall or may be given to or served upon any party by any other party, or whenever any party desires to give or serve upon any other party any communication with respect to this Agreement, each such communication shall be in writing and shall be deemed to have been validly served, given or delivered (a) upon the earlier of actual receipt and three (3) days after deposit in the United States Mail, registered or certified mail, return receipt requested, with proper postage prepaid, (b) upon transmission, when sent by telecopy or other similar facsimile transmission (with such telecopy or facsimile promptly confirmed by delivery of a copy by personal delivery or United States Mail as otherwise provided in this Section 14.6), (c) one (1) business day after deposit with a reputable overnight courier with all charges prepaid or (d) when hand-delivered, all of which shall be addressed to the party to be notified and sent to the address or facsimile number indicated below or to such other address (or facsimile number) as may be substituted by notice given as herein provided. Failure or delay in delivering copies of any such communication to any Person (other than any Borrower or Lender) designated below to receive copies shall in no way adversely affect the effectiveness of communication:

if to Borrower, to:   Star Cross, Inc.
                      65 East 55th Street, 12th Floor
                      New York, NY 10022
                      Telecopy No.: (212) 832-6554

with a copy to:       Parker Duryee
                      529 Fifth Avenue
                      New York, NY 10017
                      Attn: Michael DiGiovanna, Esq.
                      Telecopy No.:(212) 972-9487

And                   Ed Duffy, Esq.
                      65 East 55th Street, 12th Floor
                      New York, NY 10022
                      Telecopy No.: (212) 832-6554

if to THCG, to:       Joseph Mark
                      512 Seventh Avenue, 17th Floor
                      New York, NY 10018
                      Telecopy No.: (212) 223-0161

with a copy to:       Bronson & Migliaccio, LLP
                      3010 Westchester Avenue, Suite 403
                      Purchase, New York 10577
                      Telecopy No.: (914) 251-1213
                      Attn: H. Bruce Bronson, Jr., Esq.
And
                      Kramer Levin Naftalis & Frankel, LLP
                      919 Third Avenue
                      New York, NY  10022-3852
                      Attn: Peter Kolevzon, Esq.

               14.7 Counterparts. Any Loan Document may be executed in any number of separate counterparts by one or more of the parties thereto, and all of said counterparts taken together shall constitute one and the same instrument.

               14.8 Time of the Essence. Time is of the essence for performance of the Obligations under the Loan Documents.

               14.9 GOVERNING LAW. THE LOAN DOCUMENTS AND THE OBLIGATIONS ARISING UNDER THE LOAN DOCUMENTS SHALL BE GOVERNED BY, AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS MADE AND PERFORMED IN SUCH STATE, WITHOUT REGARD TO THE PRINCIPLES THEREOF REGARDING CONFLICTS OF LAWS.

               14.10 Submission To Jurisdiction; Waiver Of Jury Trial. (A) THE BORROWER HEREBY CONSENTS AND AGREES THAT THE STATE OR FEDERAL COURTS LOCATED IN THE COUNTY OF NEW YORK, STATE OF NEW YORK SHALL HAVE EXCLUSIVE JURISDICTION TO HEAR AND DETERMINE ANY CLAIMS OR DISPUTES BETWEEN BORROWER AND LENDER PERTAINING TO THIS AGREEMENT OR ANY OF THE OTHER LOAN DOCUMENTS OR TO ANY MATTER ARISING OUT OF OR RELATED TO THIS AGREEMENT OR ANY OF THE OTHER LOAN DOCUMENTS; PROVIDED, THAT LENDER, AND THE BORROWER ACKNOWLEDGE THAT ANY APPEALS FROM THOSE COURTS MAY HAVE TO BE HEARD BY A COURT LOCATED OUTSIDE OF NEW YORK; AND FURTHER PROVIDED, THAT NOTHING IN THIS AGREEMENT SHALL BE DEEMED OR OPERATE TO PRECLUDE LENDER FROM BRINGING SUIT OR TAKING OTHER LEGAL ACTION IN ANY OTHER JURISDICTION TO COLLECT THE OBLIGATIONS, TO REALIZE ON THE COLLATERAL OR ANY OTHER SECURITY FOR THE OBLIGATIONS, OR TO ENFORCE A JUDGMENT OR OTHER COURT ORDER IN FAVOR OF LENDER. THE BORROWER EXPRESSLY SUBMITS AND CONSENTS IN ADVANCE TO SUCH JURISDICTION IN ANY ACTION OR SUIT COMMENCED IN ANY SUCH COURT, AND BORROWER HEREBY WAIVES ANY OBJECTION WHICH IT MAY HAVE BASED UPON LACK OF PERSONAL JURISDICTION, IMPROPER VENUE OR FORUM NON CONVENIENS. THE BORROWER HEREBY WAIVES PERSONAL SERVICE OF THE SUMMONS, COMPLAINT AND OTHER PROCESS ISSUED IN ANY SUCH ACTION OR SUIT AND AGREES THAT SERVICE OF SUCH SUMMONS, COMPLAINT AND OTHER PROCESS MAY BE MADE BY REGISTERED OR CERTIFIED MAIL ADDRESSED TO BORROWER AT THE ADDRESS SET FORTH IN SECTION 14.6 ABOVE AND THAT SERVICE SO MADE SHALL BE DEEMED COMPLETED UPON THE EARLIER OF BORROWER'S ACTUAL RECEIPT THEREOF OR THREE (3) DAYS AFTER DEPOSIT IN THE U.S. MAILS, PROPER POSTAGE PREPAID.

        (B) THE PARTIES HERETO WAIVE ALL RIGHTS TO TRIAL BY JURY IN ANY ACTION, SUIT, OR PROCEEDING BROUGHT TO RESOLVE ANY DISPUTE, WHETHER ARISING IN CONTRACT, TORT, OR OTHERWISE BETWEEN LENDERAND BORROWER ARISING OUT OF, CONNECTED WITH, RELATED OR INCIDENTAL TO THE RELATIONSHIP ESTABLISHED BETWEEN THEM IN CONNECTION WITH THE LOAN DOCUMENTS OR THE TRANSACTIONS RELATED THERETO.

               14.11 Press Releases. Borrower will not issue any press release or other public disclosure using the name of THCG or its affiliates or referring to this Agreement or the other Loan Documents without at least two (2) Business Days' prior notice to Lender and without the prior written consent of Lender unless (and only to the extent that) Borrower is required to do so under law and then, in any event, Borrower will consult with Lender before issuing such press release or other public disclosure.

        SECTION 15.   DEFINITIONS.

               15.1 As used herein, the following terms shall have the following meanings.

               "Affiliate" shall mean any officer, director, shareholder or consultant of Borrower, or any person controlling, controlled by or under common control with the Borrower, but shall exclude subsidiaries of Borrower.

               "Business Day" means any day which is not a Saturday or Sunday, or a day on which banking institutions are authorized or obliged to close in the City of New York.

               "Capital Lease Obligations" shall mean, as to any Person, the obligations of such Person to pay rent or other amounts under a lease of (or other agreement conveying the right to use) real or personal property which obligations are required to be classified and accounted for as a capital lease on a balance sheet of such Person under GAAP (including Statement of Financial Accounting Standards No. 13 of the Financial Accounting Standards Board) and, for purposes of this Agreement, the amount of such obligations shall be the capitalized amount thereof, determined in accordance with GAAP (including such Statement No. 13).

               "Collateral" shall mean all of Borrower's property and assets, including, without limitation, all of the following assets and property in which it now has or at any time in the future may acquire any right, title or interest: all accounts; all bank and deposit accounts and all funds on deposit therein; all cash and cash equivalents; all commodity contracts; all investments, stock and investment property, including all of the capital stock of Donald & Co., Securities, Inc.; all insurance policies; all judgments; all inventory and equipment; all goods; all chattel paper, documents and instruments; all books and records; all general intangibles; and all of the capital stock of Donald & Co. Securities, Inc. held by Borrower; and to the extent not otherwise included, all proceeds and products of all and any of the foregoing and all collateral security and guarantees given by any person with respect to any of the foregoing, but excluding in all events hazardous waste.

               "Environmental Laws" shall mean any and all federal, state, local and foreign statutes, laws, regulations, ordinances, rules, judgments, orders, decrees, permits, concessions, grants, franchises, licenses, agreements or other governmental restrictions relating to the environment or to emissions, discharges, releases or threatened releases of pollutants, contaminants, chemicals, or industrial, toxic or hazardous substances or wastes into the environment including, without limitation, ambient air, surface water, ground water or land, or otherwise relating to the manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling of pollutants, contaminants, chemicals, or industrial, toxic or hazardous substances or wastes.

               "ERISA" shall mean the Employee Retirement Income Security Act of 1974, as amended from time to time.

               "GAAP" means generally accepted accounting principles applied on a basis consistent with past practice.

               "Junior Unsecured Indebtedness" means all existing and future unsecured indebtedness of the Borrower.

               "Lien" means, with respect to any asset, any mortgage, lien, pledge, charge, restriction, security interest or encumbrance of any kind in respect of such asset. For purposes of this Agreement, the Borrower shall be deemed to own subject to a Lien any asset which it has acquired or holds subject to the interest of a vendor or lessor under any conditional sale agreement, capital lease or other title retention agreement relating to such asset.

               "Person" shall mean any individual, corporation, Borrower, limited liability company, voluntary association, partnership, joint venture, trust, unincorporated organization or government (or any agency, instrumentality or political subdivision thereof).

                "Purchase Money Indebtedness" shall mean (i) any indebtedness incurred for the payment of all or any part of the purchase price of any fixed asset, (ii) any indebtedness incurred for the sole purpose of financing or refinancing all or any part of the purchase price of any fixed asset, and (iii) any renewals, extensions or refinancings thereof (but not any increases in the principal amounts thereof outstanding at that time).

               "Purchase Money Lien" shall mean any Lien upon any fixed assets which secures the Purchase Money Indebtedness related thereto but only if such Lien shall at all times be confined solely to the asset the purchase price of which was financed or refinanced through the incurrence of the Purchase Money Indebtedness secured by such Lien and only if such Lien secures only such Purchase Money Indebtedness.

               "Senior Debt" means all obligations of the Borrower to any institutional indebtedness who provides working capital advances to the Borrower with the prior written consent of the Lender.

               15.2 Any accounting terms used in this Agreement, unless otherwise specifically provided, shall have the meanings customarily given them in accordance with GAAP, and all financial computations, statements and reports hereunder, unless otherwise specifically provided, shall be in accordance with GAAP.

        IN WITNESS WHEREOF, the parties hereto have executed this Loan and Security Agreement on the date first above written.

                                    BORROWER:

                                    STAR CROSS, INC.


                                    By: /s/ Stephen Blum
                                       -----------------------------------------


                                    LENDER:

                                    THCG, INC.


                                    By: /s/ Joseph D. Mark
                                       -----------------------------------------
                                       Joseph D. Mark, Chief Executive Officer